Putnam
Small Cap
Value
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

We could hardly have chosen a more propitious time to launch Putnam Small Cap Value Fund. The fund was introduced in April, just as the stocks of small companies that compose its portfolio staged a long-awaited rally. Although the managers believed from experience that the time was ripe for such an upswing, the fund's results in the first four and a half months went far beyond their expectations.

Such exuberant performance at the outset of a new fund's life often leads some investors to assume that it will be the norm, and the fund's managers caution that, while they fully expect the fund to do well over time, there will be periods of more restrained results. Because the fund will adhere strictly to its stated investment style, as do all other Putnam funds, future ebbs and flows will almost surely reflect the fortunes of the universe of small-company stocks that make up the greater portion of its portfolio.

That said, it is still encouraging to see the new fund running strong out of the gate and we look forward to a long and mutually favorable relationship with its shareholders.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 20, 1999


Report from the Fund Managers

Jeffrey W. Netols
Edward T. Shadek, Jr.

In this, our first report to shareholders of Putnam Small Cap Value Fund, which debuted April 13, 1999, we are pleased to announce that small companies rallied just as the fund began operations. From our years of experience managing small company value stocks for institutional clients we were, of course, aware that it was a favorable time to invest in this area of the market. However, the strong performance in the fund's initial days far surpassed our expectations. Although much of the early gain was offset as rising interest rates depressed stocks across the board in August, we can nonetheless report a solid performance in the fund's first four and a half months.

Total return for period ended 8/31/99

         Class A          Class B            Class C
       NAV     POP      NAV     CDSC       NAV     POP
------------------------------------------------------------------
      14.00%   7.43%   13.88%   12.88%    13.73%  12.73%
------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* FUNDAMENTAL RESEARCH FOCUSES ON STOCK VALUATIONS, COMPANY CHANGE

In discussing the fund's performance for the first time, we think it is important to outline our investment approach and explain the ways in which this fund might behave differently from the general market. We invest in companies with market capitalizations of less than $1.5 billion. By contrast, stocks in the Dow Jones Industrial Average, a common barometer of stock market performance, are more than 20 times larger with market caps of more than $30 billion. Generally speaking, small companies can nimbly exploit new opportunities or dominate attractive business niches more efficiently than larger companies. At times, their ability to change quickly or seize opportunities can result in dramatic increases in value.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and
finance                          12.2%

Electronics and
electrical equipment             11.3%

Retail                            8.5%

Basic industrial
products                          6.8%

Oil and gas                       6.0%

Footnote reads:
*Based on net assets as of 8/31/99. Holdings will vary over time.


Because small companies also carry special risks, we have constructed a strategy with elements intended to moderate volatility. First, we strive to identify stocks that are undervalued based on a variety of criteria, such as the ratio of the stock price to company earnings or to the company's book value. Undervalued stocks have less inflated expectations and tend to be less influenced by general market volatility. Once we have narrowed our choices to a group of undervalued stocks, we look for companies that have well-established businesses, positive earnings growth, and quality management. These factors, we believe, can make a stock a better performer.

In addition to these risk-control techniques, when analyzing a company we also assess the likelihood that positive change can improve its future financial performance. Putnam has long relied on this principle, which we call "cheapness and change," because in our view there is more to value investing than buying cheap stocks. Examples of positive change include an internal restructuring or cost-cutting initiative, new management, or investment in new growth opportunities. These measures, if executed well, can have a significant impact on a company's bottom-line earnings. Such changes can attract attention to a solid but obscure company, or they can spark expansion at a company where growth has hit a plateau.


"The fact is, the valuations in the small-cap area are far and away more attractive than those in the large-cap universe."

-- morningstar.com, May 5, 1999


* FUND DEBUTS AS SMALL-COMPANY STOCKS RALLY

As your fund came into existence in April, the market experienced a significant transition. After a long period of underperformance, small companies and value-oriented sectors such as capital goods, basic materials, and energy surged. The Russell 2000 Index, which tracks small U.S. companies, had declined by more than 5% in the first quarter of 1999, but then jumped by 9% in April. For the entire second quarter, the Russell 2000 had a return more than two times larger than that of the Russell 1000 Index, a widely used indicator of large company performance.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Cable Corp.
Electronics and electrical equipment

Bank United Corp.
Insurance and finance

GenCorp, Inc.
Aerospace and defense

AAR Corp.
Aerospace and defense

Tidewater, Inc.
Oil and gas

M.A. Hanna Co.
Chemicals

Air Express International Corp.
Aerospace and defense

Wallace Computer Services, Inc.
Computer services and software

Fremont General Corp.
Insurance and finance

Owens & Minor, Inc.
Medical supplies and devices

Footnote reads:
These holdings represent 9.3% of the fund's net assets as of 8/31/99. Portfolio holdings will vary over time.


This turnaround was significant because small companies and value stocks had been underperforming large growth companies for at least two years, and by some measures even longer. The catalyst for broadening market leadership was investor recognition that the United States and international economies were growing faster than previously expected. Among the fund's best performing stocks in this period was Air Express International, which nearly doubled in April and May. It specializes in transporting valuable freight, such as technological and medical equipment, all over the world with the reliability and expertise that are necessary to satisfy demanding business customers. Although this holding, along with others mentioned in this report, was viewed favorably by fund management at the close of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.


Historic opportunities among small companies

Historically, large companies and small companies have alternated in leading the stock market every two or three years. Since 1995, however, large caps have dominated, with the S&P 500 (Registered trademark) Index nearly doubling the gain of the Russell 2000 (Registered trademark) Index.

Jeff Netols, co-portfolio manager of Putnam Small Cap Value Fund, is nevertheless pleased, because this situation presents unusual opportunities. "Lagging performance has left small companies cheaper across the board than they were 10 years ago," Jeff believes. "A small-cap value portfolio in 1990 had to focus research on a much smaller list of companies, and, frankly, many of the businesses were not terribly appealing. Now, however, very high quality companies are priced attractively. Some of them a few years ago had annual earnings growth of 30%. Now, they might be growing at 15%, but an unforgiving market has punished the stock price disproportionately. In 1999, even with rigorous value requirements, we are able to buy well-managed, lucrative businesses."


* MERGERS SIGNAL COMPELLING VALUE

During the four and a half month period, several stocks in the portfolio were involved in acquisition or merger activity that helped drive up their prices. Although we do not buy stocks based on merger rumors, nonetheless we were not surprised that some of these stocks could be acquisition targets. These were well-managed companies selling at bargain prices, making them logical targets for rivals that want to grow through acquisition.

In June, CNB Bancshares, one of the fund's top holdings at the time, agreed to be acquired by Fifth Third Bancorp. CNB, a small midwestern bank, reported a record increase in income during 1999's first quarter, demonstrating the quality of its management. Fifth Third acquired CNB to become the third largest bank in Indiana, while remaining enough of a "small-town" bank to compete for customers with more personal service than large money-center banks can provide. CNB was just one of the fund's many regional bank holdings. The financial sector is likely to continue consolidating because size offers many advantages in managing customer accounts.

In the industrial sector, fund holding Omniquip agreed to an acquisition by a large-cap company, Textron, at a large premium. The stock entered August trading near $8, then shot up to more than $20 following the August 23 acquisition announcement. Omniquip manufactures lift trucks and other industrial transport equipment. Over the past few years it rarely exceeded its earnings forecasts from quarter to quarter, keeping its stock price relatively cheap. Textron, a large, low-cost provider of industrial equipment, can use its global marketing capabilities to expand sales of Omniquip products. We sold the stock following the merger announcement.

Another takeover in the industrial sector involved fund holding Varlen, which produces truck parts and railroad equipment and was run by a management team highly effective at cutting costs. In August, Varlen submitted to a takeover bid launched by Amsted Industries, which serves the same customers but with a different product line. The final tender offer of $42 represented a premium of 62% above Varlen's stock price at the beginning of Amsted's takeover effort in May. We took profits on the holding after the deal was made.

* HIGH QUALITY COMPANIES STILL UNDERVALUED

As we look ahead to the second half of the fund's fiscal year, we are optimistic for the portfolio and for small companies in general. The merger wave that has set records in the past few years appears to be expanding to include small companies. Based on historical comparisons, stocks of small companies are still priced attractively relative to large companies and have a long way to appreciate to close the gap. What is more impressive to us, however, is the high quality of the companies that meet our value requirements. In the early 1990s, when small companies were performing better, it would have been impossible to find such well-managed companies at the prices we are willing to pay. For that reason, in particular, we believe the fund has a positive outlook in terms of both reward and risk.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/99, there is no guarantee the fund will continue to hold these securities in the future. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Small Cap Value Fund seeks capital appreciation through investments in common stocks of small companies.


TOTAL RETURN FOR PERIODS ENDED 8/31/99

                       Class A          Class B          Class C
(inception dates)     (4/13/99)        (5/3/99)         (7/26/99)
                     NAV     POP      NAV    CDSC      NAV     POP
------------------------------------------------------------------------
Life of fund        14.00%   7.43%   13.88%  12.88%   13.73%  12.73%
------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/99

                            Russell                 Consumer
                         2000(R) Index             price index
------------------------------------------------------------------------
Life of fund                 4.35%                   0.60%
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A shares reflect the current maximum initial sales charges of 5.75%. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the CDSC currently applicable to the class and in the case of B shares, the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION FOR PERIOD ENDED 8/31/99*

                 Class A          Class B           Class C
-----------------------------------------------------------------------
Share value:   NAV     POP          NAV               NAV
-----------------------------------------------------------------------
4/13/99       $8.50   $9.02          --                --
-----------------------------------------------------------------------
5/3/99**         --      --       $9.35                --
-----------------------------------------------------------------------
7/26/99***       --      --          --            $10.23
-----------------------------------------------------------------------
8/31/99        9.69   10.28        9.68              9.69
-----------------------------------------------------------------------

  * No distributions were made during the period.
 ** Inception of class B shares.
*** Inception of class C shares.


TOTAL RETURN FOR PERIOD ENDED 9/30/99 (most recent calendar quarter)

                     Class A           Class B            Class C
(inception dates)   (4/13/99)          (5/3/99)          (7/26/99)
                  NAV       POP      NAV     CDSC      NAV       POP
-----------------------------------------------------------------------
Life of fund     9.29%     2.99%    9.06%   4.06%     8.92%     7.92%
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $592.0 million; the median market capitalization was approximately $500.0 million. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.






The fund's portfolio
August 31, 1999 (Unaudited)

COMMON STOCKS (99.6%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aerospace and Defense (5.3%)
--------------------------------------------------------------------------------------------------------------------------
             36,544  AAR Corp.                                                                              $      781,128
             30,532  Air Express International Corp.                                                               746,126
             28,983  Aviall, Inc. (NON)                                                                            322,436
             21,483  BE Aerospace, Inc. (NON)                                                                      371,924
             15,710  Cordant Technologies, Inc.                                                                    650,001
             36,945  GenCorp, Inc.                                                                                 794,318
             19,000  Primex Technologies, Inc.                                                                     396,625
             12,705  Triumph Group, Inc. (NON)                                                                     314,449
                                                                                                            --------------
                                                                                                                 4,377,007

Airlines (0.3%)
--------------------------------------------------------------------------------------------------------------------------
              8,131  Midwest Express Holdings, Inc. (NON)                                                          219,537

Automotive (2.6%)
--------------------------------------------------------------------------------------------------------------------------
              8,714  Borg-Warner Automotive, Inc.                                                                  412,826
              6,231  Coachmen Industries, Inc.                                                                      98,528
             17,600  Midas, Inc.                                                                                   415,800
             28,300  TBC Corp. (NON)                                                                               203,406
             13,494  Tower Automotive, Inc. (NON)                                                                  269,880
             19,673  Wabash National Corp.                                                                         413,133
             16,457  Wynn's International, Inc.                                                                    296,226
                                                                                                            --------------
                                                                                                                 2,109,799

Basic Industrial Products (6.8%)
--------------------------------------------------------------------------------------------------------------------------
              4,705  AptarGroup, Inc.                                                                              121,154
             11,078  Asyst Technologies, Inc. (NON)                                                                346,188
             20,620  Barnes Group, Inc.                                                                            408,534
             61,335  DT Industries, Inc.                                                                           437,012
             21,805  Furon Co.                                                                                     348,880
             20,433  Gardner Denver, Inc. (NON)                                                                    392,058
             32,857  Gerber Scientific, Inc.                                                                       671,515
             22,223  Gleason Corp.                                                                                 416,681
             39,396  JLK Direct Distribution, Inc. (NON)                                                           322,555
             26,209  Klockner Windsor India Ltd. (India) (NON)                                                     371,840
             14,255  Lincoln Electric Holdings, Inc.                                                               288,664
             24,000  Material Sciences Corp. (NON)                                                                 321,000
              9,140  Pentair, Inc.                                                                                 415,870
              8,805  Roper Industries, Inc.                                                                        315,329
             19,305  Westinghouse Air Brake Co.                                                                    389,720
                                                                                                            --------------
                                                                                                                 5,567,000

Biotechnology (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             18,168  Mentor Corp.                                                                                  424,677

Building and Construction (2.1%)
--------------------------------------------------------------------------------------------------------------------------
              8,800  Ameron International Corp.                                                                    402,600
             65,661  Apogee Enterprises, Inc.                                                                      541,703
             21,678  Lennar Corp.                                                                                  411,882
             10,805  Texas Industries, Inc.                                                                        345,760
                                                                                                            --------------
                                                                                                                 1,701,945

Business Equipment and Services (5.1%)
--------------------------------------------------------------------------------------------------------------------------
             16,988  ABM Industries Inc.                                                                           390,724
             29,787  Airgas, Inc. (NON)                                                                            390,954
             30,936  Bowne & Co.                                                                                   429,237
             24,819  Cambridge Technology Partners, Inc. (NON)                                                     339,710
             29,496  Daisytek International Corp. (NON)                                                            342,891
             26,900  Falcon Products, Inc.                                                                         223,606
             15,068  HON INDUSTRIES, Inc.                                                                          355,040
             17,681  Nichols Research Corp. (NON)                                                                  375,721
             62,900  Per-se Technologies, Inc. (NON)                                                               224,081
             15,049  Standard Register Co. (The)                                                                   407,264
             12,500  United Stationers, Inc.                                                                       282,813
             58,344  X-Rite, Inc.                                                                                  397,469
                                                                                                            --------------
                                                                                                                 4,159,510

Chemicals (2.8%)
--------------------------------------------------------------------------------------------------------------------------
             16,046  Cambrex Corp.                                                                                 431,236
             22,728  Crompton & Knowles Corp.                                                                      397,740
             17,749  Ferro Corporation                                                                             425,976
             55,641  Hanna (M.A.) Co.                                                                              761,586
             39,512  Mississippi Chemical Corp.                                                                    298,810
                                                                                                            --------------
                                                                                                                 2,315,348

Computer Services and Software (5.0%)
--------------------------------------------------------------------------------------------------------------------------
             31,066  Analysts International Corp.                                                                  415,508
             18,400  Ciber, Inc. (NON)                                                                             336,950
             24,310  Computer Task Group, Inc.                                                                     407,193
             40,692  FileNET Corp. (NON)                                                                           422,180
             16,400  Keane, Inc. (NON)                                                                             354,650
             33,809  Mentor Graphics Corp. (NON)                                                                   303,224
             36,743  MTS Systems Corp.                                                                             404,173
              7,000  Project Software & Development, Inc. (NON)                                                    307,563
             51,861  Telxon Corp.                                                                                  434,336
             33,827  Wallace Computer Services, Inc.                                                               723,052
                                                                                                            --------------
                                                                                                                 4,108,829

Conglomerates (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             17,819  Aaron Rents, Inc.                                                                             337,447
             17,120  Banta Corp.                                                                                   402,320
             13,872  Lancaster Colony Corp.                                                                        456,042
                                                                                                            --------------
                                                                                                                 1,195,809

Consumer Durable Goods (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             13,100  Bassett Furniture Industries, Inc.                                                            266,913
             22,260  CLARCOR, Inc.                                                                                 399,289
             58,845  Racing Champions Corp. (NON)                                                                  376,976
                                                                                                            --------------
                                                                                                                 1,043,178

Consumer Non Durables (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             14,360  Chattem, Inc. (NON)                                                                           346,435
             12,367  True North Communications, Inc.                                                               407,338
             10,178  Wesley Jessen VisionCare, Inc. (NON)                                                          312,337
                                                                                                            --------------
                                                                                                                 1,066,110

Consumer Products (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             25,100  Helen of Troy Ltd. (NON)                                                                      357,675
             29,914  Windmere-Durable Holdings, Inc. (NON)                                                         435,623
                                                                                                            --------------
                                                                                                                   793,298

Electronics and Electrical Equipment (11.3%)
--------------------------------------------------------------------------------------------------------------------------
             12,017  Analogic Corp.                                                                                402,570
              9,251  Avnet, Inc.                                                                                   409,357
             16,823  Belden, Inc.                                                                                  394,289
             32,095  BMC Industries, Inc.                                                                          395,170
              6,478  Credence Systems Corp. (NON)                                                                  278,554
              4,205  DII Group, Inc. (The) (NON)                                                                   149,015
              8,115  DuPont Photomasks, Inc. (NON)                                                                 435,167
             13,355  Etec Systems, Inc. (NON)                                                                      587,620
             24,409  GaSonics International Corp. (NON)                                                            384,442
             58,064  General Cable Corp.                                                                           841,928
             18,663  Genrad, Inc. (NON)                                                                            352,264
              5,728  Hadco Corp. (NON)                                                                             238,070
             98,207  IFR Systems, Inc. (NON)                                                                       411,242
             30,895  International Rectifier Corp. (NON)                                                           498,182
             24,100  Intervoice-brite, Inc. (NON)                                                                  331,375
             11,631  KEMET Corp. (NON)                                                                             300,225
             29,156  Kent Electronics Corp. (NON)                                                                  493,830
             20,765  Littlelfuse, Inc. (NON)                                                                       412,704
             31,086  Pioneer-Standard Electronics, Inc.                                                            439,090
             12,178  Pittway Corp. Class A                                                                         401,113
             44,500  Recoton Corp. (NON)                                                                           350,438
             11,872  Tektronix, Inc.                                                                               394,744
             16,846  Vishay Intertechnology, Inc. (NON)                                                            361,136
                                                                                                            --------------
                                                                                                                 9,262,525

Entertainment (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             22,457  Dover Downs Entertainment, Inc.                                                               328,434

Environmental Control (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             28,609  Safety-Kleen Corp. (NON)                                                                      364,765

Food and Beverages (2.5%)
--------------------------------------------------------------------------------------------------------------------------
             14,405  International Multifoods Corp.                                                                326,813
             11,400  Michael Foods, Inc.                                                                           315,638
              8,478  Robert Mandavi Corp. (The) (NON)                                                              293,021
             10,155  Smithfield Foods, Inc. (NON)                                                                  298,303
             33,468  United Natural Foods, Inc. (NON)                                                              384,882
             18,667  Universal Foods Corp.                                                                         394,340
                                                                                                            --------------
                                                                                                                 2,012,997

Health Care (5.2%)
--------------------------------------------------------------------------------------------------------------------------
             14,341  AmeriSource Health Corp. Class A (NON)                                                        370,177
             39,566  Conventry Health Care, Inc. (NON)                                                             398,133
             14,100  Diagnostic Products Corp.                                                                     366,600
            185,000  Integrated Health Services, Inc.                                                              566,563
             56,621  Matria Healthcare, Inc. (NON)                                                                 336,187
             21,900  Orthodontic Centers of America, Inc. (NON)                                                    355,875
             43,903  Quorum Health Group, Inc. (NON)                                                               386,895
             19,500  Renal Care Group, Inc. (NON)                                                                  372,938
             56,755  United Wisconsin Services                                                                     400,832
             31,847  US Oncology, Inc. (NON)                                                                       326,432
             10,617  West Pharmaceutical Services, Inc.                                                            399,465
                                                                                                            --------------
                                                                                                                 4,280,097

Hospital Management and Medical Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
              9,978  Trigon Healthcare, Inc. (NON)                                                                 362,326
             11,615  Universal Health Services, Inc. (NON)                                                         387,651
                                                                                                            --------------
                                                                                                                   749,977

Insurance and Finance (12.2%)
--------------------------------------------------------------------------------------------------------------------------
             17,639  AMCORE Financial, Inc.                                                                        385,853
             16,233  Amerus Life Holdings, Inc. Class A                                                            391,621
             23,856  Bank United Corp. Class A                                                                     818,559
             29,825  Berkley (W.R.) Corp.                                                                          678,519
             24,200  Centennial Bancorp (NON)                                                                      284,350
             31,000  Commerce Group, Inc.                                                                          689,750
             16,990  Commercial Federal Corp.                                                                      395,018
             19,499  Community First Bankshares                                                                    400,339
             20,026  Ehhance Financial Services Group, Inc.                                                        410,533
             15,205  FBL Financial Group, Inc. Class A                                                             301,249
              8,415  First Midwest Bancorp, Inc.                                                                   335,548
             71,426  Fremont General Corp.                                                                         709,796
             13,500  Horace Mann Educators Corp.                                                                   406,688
             12,943  Hudson United Bancorp                                                                         411,749
             18,557  Imperial Bancorp. (NON)                                                                       315,469
             31,100  MMI Companies, Inc.                                                                           414,019
             23,726  Peoples Heritage Financial Group, Inc.                                                        398,893
             23,200  Presidential Life Corp.                                                                       417,600
             16,702  Provident Bankshares Corp.                                                                    402,936
             16,557  Soutwest Bancorporation of Texas, Inc. (NON)                                                  285,608
             38,245  Sovereign Bancorp, Inc.                                                                       383,645
             29,199  Sterling Bancshares, Inc.                                                                     350,388
             13,841  Webster Financial Corp.                                                                       372,842
                                                                                                            --------------
                                                                                                                 9,960,972

Lodging (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             34,500  Marcus Corp. (The)                                                                            411,844

Manufacturing (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             12,300  Tennant Co.                                                                                   415,894

Medical Supplies and Devices (4.1%)
--------------------------------------------------------------------------------------------------------------------------
             13,831  Arrow International, Inc.                                                                     401,099
              9,043  Beckman Coulter, Inc.                                                                         428,412
             21,757  Haemonetics Corp. (NON)                                                                       425,621
             20,701  Invacare Corp.                                                                                386,850
             54,873  Meridian Diagnostics, Inc.                                                                    418,407
             64,007  Owens & Minor, Inc.                                                                           708,077
              9,500  Varian Medical Systems, Inc.                                                                  205,438
             17,939  Vital Signs, Inc.                                                                             359,901
                                                                                                            --------------
                                                                                                                 3,333,805

Metals and Mining (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             27,282  A. M. Castle & Co.                                                                            402,410
             18,349  Carpenter Technology Corp.                                                                    419,733
             16,543  Quanex Corp.                                                                                  430,118
             10,105  Reliance Steel & Aluminum Co.                                                                 334,728
                                                                                                            --------------
                                                                                                                 1,586,989

Oil and Gas (6.0%)
--------------------------------------------------------------------------------------------------------------------------
             15,983  Basin Exploratin, Inc. (NON)                                                                  363,613
             10,930  Devon Energy Corp.                                                                            422,171
             15,175  Helmerich & Payne, Inc.                                                                       418,261
             19,035  National-Oilwell, Inc. (NON)                                                                  323,595
             12,500  Newfield Exploration Co. (NON)                                                                379,688
             32,257  Newpark Resources, Inc. (NON)                                                                 290,313
             23,062  Pride International, Inc. (NON)                                                               343,047
             87,000  Range Resources Corp.                                                                         478,500
             14,270  St. Mary Land & Exploration Co.                                                               378,155
              3,135  Stone Energy Corp. (NON)                                                                      166,939
             23,801  Tidewater, Inc.                                                                               773,533
             13,900  Tuboscope, Inc. (NON)                                                                         202,419
             16,349  WD-40 Co.                                                                                     400,551
                                                                                                            --------------
                                                                                                                 4,940,785

Packaging and Containers (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             29,200  BWAY Corp. (NON)                                                                              251,850
             11,233  Ivex Packaging Corp. (NON)                                                                    174,112
                                                                                                            --------------
                                                                                                                   425,962

Paper and Forest Products (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             15,005  Caraustar Industries, Inc.                                                                    340,426
             29,024  P.H. Glatfelter Co.                                                                           382,754
             27,807  Wausau-Mosinee Paper Corp.                                                                    382,346
                                                                                                            --------------
                                                                                                                 1,105,526

Publishing (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             11,843  McClatchy Co. (The)                                                                           409,324

Real Estate (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             21,052  LNR Property Corp.                                                                            392,094

Retail (8.5%)
--------------------------------------------------------------------------------------------------------------------------
             22,954  Authentic Fitness Corp.                                                                       397,391
             56,237  Baker (J.), Inc.                                                                              421,778
             30,200  Casey's General Stores, Inc.                                                                  403,925
             30,974  Cato Corp. (The)                                                                              416,213
             29,628  CBRL Group, Inc.                                                                              388,868
             12,900  Claire's Stores, Inc.                                                                         242,681
             17,383  Coldwater Creek, Inc. (NON)                                                                   306,375
             46,309  Gymboree Corp. (The) (NON)                                                                    240,228
             71,596  Heilig-Meyers Co.                                                                             380,354
             18,700  J. Jill Group, Inc. (NON)                                                                     313,225
              7,615  Lands' End, Inc. (NON)                                                                        383,606
             32,000  Luby's, Inc.                                                                                  428,000
             44,800  Maxim Group, Inc. (The) (NON)                                                                 235,200
             13,946  Micro Warehouse, Inc. (NON)                                                                   170,839
             32,900  MSC Industrial Direct Co., Inc. Class A (NON)                                                 314,606
             31,999  Petco Animal Supplies, Inc. (NON)                                                             399,988
            129,230  Pier 1 Imports, Inc.                                                                          702,688
             20,970  Regis Corp.                                                                                   401,051
             37,718  Wolverine World Wide, Inc.                                                                    426,685
                                                                                                            --------------
                                                                                                                 6,973,701

Specialty Consumer Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             17,467  Oneida Ltd.                                                                                   417,025

Telecommunications (3.3%)
--------------------------------------------------------------------------------------------------------------------------
              6,500  ADTRAN, Inc. (NON)                                                                            247,813
             19,000  Andrew Corp. (Canada) (NON)                                                                   332,500
             12,257  C&D Technologies, Inc.                                                                        386,096
             35,937  Communications Systems, Inc.                                                                  437,982
              9,500  CT Communications, Inc.                                                                       384,750
             27,400  Davox Corp. (NON)                                                                             381,888
             15,800  Performance Technologies, Inc. (NON)                                                          510,538
                                                                                                            --------------
                                                                                                                 2,681,567

Textiles (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             30,900  Culp, Inc.                                                                                    280,031
             29,309  Pillowtex Corp.                                                                               320,567
                                                                                                            --------------
                                                                                                                   600,598

Transportation (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             16,512  Circle International Group, Inc.                                                              408,672
              4,705  USFreightways Corp.                                                                           228,193
                                                                                                            --------------
                                                                                                                   636,865

Utilities (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             22,900  AGL Resources, Inc.                                                                           413,631
             12,533  Applied Power, Inc.                                                                           383,823
              9,575  Eastern Enterprises                                                                           430,262
                                                                                                            --------------
                                                                                                                 1,227,716
                                                                                                            --------------
                     Total Common Stocks (cost $84,479,857)                                                 $   81,601,509

SHORT-TERM INVESTMENTS (5.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
         $2,600,000  Interest in $452,313,000 joint repurchase agreement dated August 31, 1999 with Morgan (J.P.) & Co., Inc.
                       due September 1, 1999 with respect to various
                       U.S. Treasury obligations -- maturity value of $2,600,390
                       for an effective yield of 5.40%                                                      $    2,600,000
          2,173,000  Interest in $469,282,000 joint repurchase agreement dated August 31, 1999 with Salomon, Smith Barney, Inc.
                       due September 1, 1999 with respect to various
                       U.S. Treasury obligations -- maturity value of $2,173,326
                       for an effective yield of 5.40%                                                           2,173,000
                                                                                                            --------------
                     Total Short-Term Investments (cost $4,773,000)                                         $    4,773,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $89,252,857) (b)                                               $   86,374,509
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $81,911,264.

  (b) The aggregate identified cost on a tax basis is $89,252,857, resulting in gross unrealized appreciation and depreciation of $4,057,827 and $6,936,175, respectively, or net unrealized depreciation of $2,878,348.

(NON) Non-income-producing security.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $89,252,857) (Note 1)                                              $86,374,509
-----------------------------------------------------------------------------------------------
Cash                                                                                    110,208
-----------------------------------------------------------------------------------------------
Dividends receivable                                                                     57,146
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,373,453
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        2,274,761
-----------------------------------------------------------------------------------------------
Total assets                                                                         90,190,077

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      8,005,896
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               27,665
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            116,956
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               38,304
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                               166
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                800
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   43,055
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   45,971
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     8,278,813
-----------------------------------------------------------------------------------------------
Net assets                                                                          $81,911,264

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                                  $83,612,012
-----------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                               (141,389)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                 1,318,989
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (2,878,348)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $81,911,264

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($50,367,443 divided by 5,198,798 shares)                                                 $9.69
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.69)*                                   $10.28
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($30,116,597 divided by 3,112,826 shares)**                                               $9.68
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,427,224 divided by 147,249 shares)**                                                  $9.69
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
For the period April 13, 1999 (commencement of operations)
to August 31, 1999 (Unaudited)
Investment income:
-----------------------------------------------------------------------------------------------
Dividends                                                                           $   174,157
-----------------------------------------------------------------------------------------------
Interest                                                                                 33,168
-----------------------------------------------------------------------------------------------
Total investment income                                                                 207,325

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        128,999
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           89,646
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         1,435
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            800
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    27,564
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    50,040
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                       698
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   7,894
-----------------------------------------------------------------------------------------------
Registration fees                                                                        24,767
-----------------------------------------------------------------------------------------------
Auditing                                                                                 13,562
-----------------------------------------------------------------------------------------------
Legal                                                                                     1,500
-----------------------------------------------------------------------------------------------
Postage                                                                                   1,766
-----------------------------------------------------------------------------------------------
Other                                                                                     2,356
-----------------------------------------------------------------------------------------------
Total expenses                                                                          351,027
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (2,313)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            348,714
-----------------------------------------------------------------------------------------------
Net investment loss                                                                    (141,389)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      1,318,989
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                         (2,878,348)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (1,559,359)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                $(1,700,748)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                  For the period April 13, 1999
                                                                                   (commencement of operations)
                                                                                            to August 31, 1999*
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                 $  (141,389)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                      1,318,989
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                                           (2,878,348)
---------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                                 (1,700,748)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                                    81,613,012
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                         79,912,264

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                                                          1,999,000
---------------------------------------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $141,389)                                                                        $81,911,264
---------------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the period
                                                                                                                   April 13, 1999+
Per-share                                                                                                           to August 31
operating performance                                                                                                (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                                                                (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               1.21
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    1.19
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $9.69
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  14.00*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                        $50,367
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                0.75*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                               (0.25)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  26.32*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the period
                                                                                                                     May 3, 1999+
Per-share                                                                                                           to August 31
operating performance                                                                                                (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $9.35
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                                                                (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                                .37
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                     .33
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $9.68
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                   3.53*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                        $30,117
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                0.89*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                               (0.47)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  26.32*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the period
                                                                                                                   July 26, 1999+
Per-share                                                                                                           to August 31
operating performance                                                                                                (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $10.23
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                                                                (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.53)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $9.69
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (5.28)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $1,427
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                0.27*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                               (0.13)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  26.32*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
August 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Small Cap Value Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small companies which Putnam Investments Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes are currently undervalued.

The fund offers class A, class B and class C shares. The fund began offering class B shares on May 3, 1999, and class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 31, 1999, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended August 31, 1999, fund expenses were reduced by $2,313 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $411 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class C shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class C shares, respectively.

For the period ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $93,161 from the sale of class A shares, and received $3,934 and no monies in contingent deferred sales charges from redemptions of class B and class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the period ended August, 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $95,041,202 and $11,880,334, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                For the period April 13, 1999
                                                 (commencement of operations)
                                                           to August 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,536,719        $54,684,908
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                 5,536,719         54,684,908

Shares
repurchased                                       (573,097)        (5,728,724)
-----------------------------------------------------------------------------
Net increase                                     4,963,622        $48,956,184
-----------------------------------------------------------------------------

                                                   For the period May 3, 1999
                                                 (commencement of operations)
                                                           to August 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,217,296        $32,233,189
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                 3,217,296         32,233,189

Shares
repurchased                                       (104,470)        (1,043,886)
-----------------------------------------------------------------------------
Net increase                                     3,112,826        $31,189,303
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                           to August 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        147,347        $ 1,468,498
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                   147,347          1,468,498

Shares
repurchased                                            (98)              (973)
-----------------------------------------------------------------------------
Net increase                                       147,249        $ 1,467,525
-----------------------------------------------------------------------------

Note 5
Initial capitalization and offering
of shares

The trust was established as a Massachusetts business trust on October 31, 1994. During the period October 31, 1994 to April 13, 1999 the fund had no operations other than those related to organizational matters, including the initial capital contribution of $1,999,000 and the issuance of 235,176 shares to Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc. on April 12, 1999.

At August 31, 1999, Putnam Companies, Inc. owned 344,158 shares of the fund (6.62% of class A shares outstanding), valued at $3,334,891.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Edward T. Shadek, Jr.
Vice President and Fund Manager

Jeffrey W. Netols
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA069-55215 2MF 10/99